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Exhibit 23.1

INDEPENDENT AUDITORS' CONSENT

        We consent to the incorporation by reference in Registration Statement Nos. 33-6659, 33-29615, 33-44807, 33-72922, 333-76161 and 333-61126 on Form S-8 and in Registration Statement Nos. 33-87704, 333-1847 and 333-50848 on Form S-3 of our report, dated March 29, 2002, appearing in this Annual Report on Form 10-K of DPAC Technologies Corp. for the year ended February 28, 2002.

/s/ DELOITTE & TOUCHE LLP

Costa Mesa, California
May 24, 2002

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  Exhibit 23.1
  INDEPENDENT AUDITORS' CONSENT